EXHIBIT 23.1(A)

                       CONSENT OF INDEPENDENT AUDITORS


   We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 9, 1996, in Amendment No. 1 to Registration Statement (Form S-1 No. 333-19167) and related Prospectus of Orion Network Systems, Inc., dated January 15, 1997.

Washington, D.C.                                             ERNST & YOUNG LLP
January 10, 1997